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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  JULY 8, 1999
DATE OF EARLIEST EVENT REPORTED:  JULY 8, 1999

                   STIRLING COOKE BROWN HOLDINGS LIMITED
           (Exact name of registrant as specified in its charter)


      BERMUDA                     000-23427                 NOT APPLICABLE
  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                           Identification
 incorporation or                                               Number)
   organization)

                         VICTORIA HALL, THIRD FLOOR
                             11 VICTORIA STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (441) 295-7556

Item 5.  Other Events.
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     On July 8, 1999,  the  registrant  issued the press  release  filed as
Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.
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               Exhibit       Description
               -------       -----------

                99.1         Press Release issued July 8, 1999

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: July 8, 1999


                                   STIRLING COOKE BROWN HOLDINGS LIMITED


                                   By: /s/ George W. Jones
                                       ------------------------------------
                                       George W. Jones
                                       Chief Financial Officer
                                       and Director

                               EXHIBIT INDEX



               Exhibit       Description
               -------       -----------

                99.1         Press Release issued July 8, 1999